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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           April 29, 2003
                                                --------------------------------


                    Pennsylvania Real Estate Investment Trust
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               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                          1-6300                    23-6216339
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania     19102
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
                                                    ----------------------------



________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)







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Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

         (c) Exhibits

         99.1     Press Release, dated April 29, 2003.

Item 9.           Regulation FD Disclosure.
                  ------------------------

         On April 29, 2003, Pennsylvania Real Estate Investment Trust issued a press release announcing the closing of transactions with The Rouse Company and New Castle Associates. A copy of the press release is attached as an exhibit to this report.























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                  Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date: April 29, 2003               By:  /s/ Jonathan B. Weller
                                        ----------------------------------------
                                        Jonathan B. Weller
                                        President and Chief Operating Officer































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                                  Exhibit Index
                                  -------------

         99.1     Press Release, dated April 29, 2003.






























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